Exhibit 99.1

Ault Incorporated Reports Second Quarter Fiscal Year 2005 Results

    MINNEAPOLIS--(BUSINESS WIRE)--Jan. 4, 2005--

        Revenue Up 10% for Six Months Ended November 28, 2004;
                    Sales Flat for Second Quarter;
     Conference Call Set for Wednesday, January 5 at 8:00 a.m. CT

    Ault Incorporated (Nasdaq:AULT) reported results for its second quarter fiscal 2005 ended November 28, 2004. For the fiscal quarter, net sales were $11.0 million, down 1% compared to $11.1 million reported for the second quarter of fiscal 2004. For the six months ended November 28, 2004, net sales were $24.1 million up 10% from $21.9 for the same period a year ago. Company officials noted a slowdown in sales activity in North America and Korea during October and November that resulted in less revenue than projected.
    For the second quarter of fiscal 2005, the Company recorded a net loss applicable to common stockholders of $(534,000) or $(0.11) per diluted share, compared to a net loss applicable to common stockholders of $(720,000), or $(0.15) per diluted share for the same period last fiscal year. For the first half of fiscal year 2005, the Company recorded a net loss applicable to common stockholders of $(417,000) or $(0.09) per diluted share, compared to a net loss applicable to common stockholders of $(1,680,000) or $(0.36) per diluted share for the first half of fiscal year 2004.
    Frederick M. Green, Ault president and chief executive officer, commented, "Our first quarter of fiscal 2005 showed signs of business recovery. What we did not anticipate, however, was the slowdown that occurred in North America during October and November. We expect our third quarter performance to be stronger since activity in December is up and forecasts are good for the remainder of the fiscal year. We are working diligently to return to profitability in this fiscal year."
    For more information on this announcement, please join the Ault second quarter 2005 conference call on Wednesday, January 5, 2005 at 8:00 a.m. Central Daylight Time. To join the conference call, please call 1-800-901-5226 and enter the passcode 63053444. Please call five to ten minutes before the designated start time. The live webcast of the call may be accessed online on StreetEvents at www.streetevents.com or on Ault's web site at www.aultinc.com. The call will be archived at StreetEvents and Ault's web site for 90 days. You may also listen to an encore recording of the conference call from 11:00 a.m. Central Daylight Time Wednesday, January 5 through Wednesday, January 12, 2005 by dialing 1-888-286-8010 and then the confirmation code/passcode, 80721859.
    Ault is a leading manufacturer of power conversion products headquartered in North America. The Company is a major supplier to original equipment manufacturers of wireless and wire line communications infrastructure, computer peripherals and handheld devices, medical equipment, industrial equipment and printing/scanning equipment.

    Statements regarding Ault's anticipated future performance are forward-looking and therefore involve risks and uncertainties that could cause results or developments to differ significantly from those indicated in the forward-looking statements. These include, but are not limited to: market conditions in the global electronics industry, buying patterns of major customers, competitive products and technologies, the ability to control expense growth, and other factors set forth in the Company's filings with the Securities and Exchange Commission.



                   AULT INCORPORATED & SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF OPERATIONS
      (Dollars in Thousands, Except Share and Per Share Amounts)

                                          (Unaudited)
                          --------------------------------------------
                            Three Months Ended     Six Months Ended
                          ---------------------- ---------------------
                            Nov. 28,   Nov. 30,   Nov. 28,   Nov. 30,
                              2004       2003       2004       2003
                           ---------- ---------- ---------- ----------
Net Sales                    $11,047    $11,134    $24,186    $21,950

Cost of Goods Sold             8,078      8,327     17,654     16,603
                           ---------- ---------- ---------- ----------
    Gross Profit               2,969      2,807      6,532      5,347

Operating Expenses:
    Marketing                  1,109        985      2,081      1,939
    Design Engineering           914        863      1,780      1,742
    General and
     Administrative            1,269      1,236      2,702      2,640
    Plant Closing Costs            -        223          -        321
                           ---------- ---------- ---------- ----------
                               3,292      3,307      6,563      6,642
                           ---------- ---------- ---------- ----------
Operating Loss                  (323)      (500)       (31)    (1,295)

Other Income (Expense):
    Interest Expense            (144)      (139)      (282)      (298)
    Other                        (31)       (45)       (24)       (15)
                           ---------- ---------- ---------- ----------
                                (175)      (184)      (306)      (313)
                           ---------- ---------- ---------- ----------

Loss Before Income Taxes        (498)      (684)      (337)    (1,608)

Income Tax Expense                 -          -          8          -
                           ---------- ---------- ---------- ----------

Net Loss                        (498)      (684)      (345)    (1,608)

Redeemable Convertible
 Preferred Stock Dividends       (36)       (36)       (72)       (72)
                           ---------- ---------- ---------- ----------

Net Loss Applicable to
 Common Stockholders           $(534)     $(720)     $(417)   $(1,680)
                           ========== ========== ========== ==========

Loss Per Share
    Basic:                    $(0.11)    $(0.15)    $(0.09)    $(0.36)
    Diluted:                  $(0.11)    $(0.15)    $(0.09)    $(0.36)

Common and Equivalent
 Shares Outstanding:
    Basic                  4,803,318  4,673,706  4,795,870  4,665,659
    Diluted                4,803,318  4,673,706  4,795,870  4,665,659




                   AULT INCORPORATED & SUBSIDIARIES
                      CONSOLIDATED BALANCE SHEETS
                        (Dollars in Thousands)


                                                    (Unaudited)
                                              November 28,   May 30,
                                                  2004        2004
                                              ------------ -----------
Assets:
Current Assets
   Cash and Cash Equivalents                       $1,506      $1,058
   Trade Receivables, Less Allowance for
    Doubtful Accounts of $673 at November 28,
    2004; $476 at May 30, 2004                      7,288       8,399
   Inventories                                      8,828       8,737
   Prepaid Expenses and Other                       1,990       1,384
                                              ------------ -----------
        Total Current Assets                       19,612      19,578

Other Assets                                          127         177


Property Equipment and Leasehold Improvements:
   Land                                             1,735       1,735
   Building and Leasehold Improvements              6,720       6,711
   Machinery and Equipment                          6,880       7,050
   Office Furniture                                 1,991       1,911
   E.D.P. Equipment                                 2,189       2,009
                                              ------------ -----------
                                                   19,515      19,416

   Less Accumulated Depreciation                    9,193       8,743
                                              ------------ -----------

                                                   10,322      10,673
                                              ------------ -----------

            Total Assets                          $30,061     $30,428
                                              ============ ===========



                   AULT INCORPORATED & SUBSIDIARIES
                      CONSOLIDATED BALANCE SHEETS
                        (Dollars in Thousands)



                                                    (Unaudited)
                                              November 28,   May 30,
                                                  2004        2004
                                              ------------ -----------
Liabilities and Stockholders' Equity:
Current Liabilities
   Note Payable to Bank                            $4,369      $4,650
   Current Maturities of Long-Term Debt               445         460
   Accounts Payable                                 6,288       6,265
   Accrued Compensation                             1,553       1,165
   Accrued Commissions                                211         281
   Other                                              318         487
                                              ------------ -----------
      Total Current Liabilities                    13,184      13,308

Long-Term Debt, Less Current Maturities             2,219       2,313
Retirement and Severance Benefits, less
 current portion                                      288         203

Redeemable Convertible Preferred Stock, No Par
 Value, 2,074 Shares Issued and Outstanding         2,074       2,074

Stockholders' Equity:
   Preferred Stock, No Par Value, Authorized,
    1,000,000 Shares; None Issued.
   Common Shares, No Par Value, Authorized
    10,000,000 Shares; Issued and Outstanding
    4,778,955 on November 28, 2004; and
    4,705,083 on May 30, 2004;                     21,317      21,173
   Notes Receivable arising from the sale of
    common stock                                      (45)        (45)
   Accumulated Other Comprehensive Loss              (831)       (870)
   Accumulated Deficit                             (8,145)     (7,728)
                                              ------------ -----------
                                                   12,296      12,530
                                              ------------ -----------

                                                  $30,061     $30,428
                                              ============ ===========


    CONTACT: Ault Incorporated, Minneapolis
             Frederick M. Green, 763-592-1900
             or
             Donald L. Henry, 763-592-1900